UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2009

___________

GRAYSON BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-30535 (Commission File Number)	54-1647596 (I.R.S. Employer Identification No.)
113 West Main Street Independence, Virginia (Address of principal executive offices)	24348 (Zip Code)

Registrant’s telephone number, including area code: (276) 773-2811

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

As discussed in “Item 8.01. Other Events” below, management of Grayson Bankshares, Inc. (the “Company”) presented certain information regarding the Company’s results for the first quarter of 2009 at its Annual Meeting of Shareholders on May 12, 2009. The information set forth under “Item 8.01. Other Events” is incorporated herein by reference.

Item 8.01.	Other Events.

During the course of the Annual Meeting of Shareholders on May 12, 2009, management of the Company presented financial and other information to those present. The slides for the presentation are attached as Exhibit 99.1 to this Current Report and are incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Slide Presentation for Annual Meeting of Shareholders on May 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYSON BANKSHARES, INC.
(Registrant)

Date: May 12, 2009	By:	/s/ Blake M. Edwards
Blake M. Edwards
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation for Annual Meeting of Shareholders on May 12, 2009.